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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):    March 9, 1999
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                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



   Georgia                          01-14213                        58-2237359
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(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)            Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                   30071
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   (Address of Principal Executive Offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

  On March 9, 1999, the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates primarily to the acquisition of Direct Access Interactive, Inc. by the Registrant.

Item 6.  Financial Statements, ProForma Financial Information and Exhibits

  (c)  Exhibits

Item No.            Exhibit List

99.1                Press release dated March 9, 1999 issued by the Registrant.

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                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer


Dated:  March 26, 1999

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                                  EXHIBIT LIST


Exhibit No.          Description
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99.1                 Press release dated March 9, 1999 issued by the Registrant.

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